[The American Funds Group(r)
THE GROWTH FUND OF AMERICA

[photos:  garden and flowers]

Annual Report
for the year ended
August 31, 1999

CULTIVATING YOUR FUND'S PORTFOLIO

THE GROWTH FUND OF AMERICA(R)
invests in a wide range of companies that appear to offer superior opportunities for growth of capital. The Growth Fund of America is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

ON OUR COVER:

Managing The Growth Fund of America has a lot in common with gardening. Starting on page 4, we discuss our investment tools and take a look at some of the fund's holdings and their different growth patterns since becoming part of the GFA garden.

                                                              TWO-YEAR                 LIFETIME

                                      12-MONTH                 AVERAGE ANNUAL          AVERAGE ANNUAL

                                      TOTAL RETURNS           COMPOUND RETURNS         COMPOUND RETURNS

                                      (9/1/98-8/31/99)        (9/1/97-8/31/99)         (12/1/73-8/31/99)



THE GROWTH FUND OF AMERICA            +61.3%                  +26.8%                   +17.7%

Standard & Poor's 500                 +39.8                   +22.9                    +14.9
Composite Index

Lipper Capital Appreciation           +44.4                   +17.5                    +14.6
Funds Index

Lipper Growth Funds Index             +41.3                   +20.1                    +13.8




Fund results in this report were computed without a sales charge, unless otherwise indicated. Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 1999 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years:
+326.28% or +15.60% a year; 5 years: +172.19%, or +22.17% a year; 12 months:
+39.59%. Sales charges are lower for accounts of $50,000 or more.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

FELLOW SHAREHOLDERS:

We are pleased to report exceptional gains for The Growth Fund of America's 1999 fiscal year. The fund rose more than 60%, making this the most successful fiscal period in 21 years.

The value of your holdings rose 61.3% for the 12 months ended August 31 if you reinvested the dividend of 9 cents a share and capital gain distribution of $2.21 a share paid in December. Meanwhile, the unmanaged Standard & Poor's 500 Stock Composite Index rose 39.8% and the Lipper Capital Appreciation Index rose 44.4%.

While we are enthusiastic about this year's gain, we should point out that its magnitude, as well as the small loss we reported last year, owe as much to the vagaries of the calendar as anything else. The beginning of the 1999 fiscal year (on September 1, 1998) coincided with the end of last year's sharp market decline, thus exaggerating last year's reported loss and this year's reported gain.

That's why we believe in this unusual instance it may be more realistic to look at the fund's returns over the past two years (the 24 months ended August 31). In that period, the fund gained 60.9%, or an average annual compound return of 26.8%. Even at 26.8%, it is an exceptional return relative to the fund's history and benchmarks.

TECHNOLOGY STOCKS CONTINUE TO SURGE

Technology companies have been on an upward trend during the past year, driven by strong global demand for sophisticated electronic technologies. The explosive growth of the Internet fueled much of this demand as companies embraced electronic commerce and other Internet applications.

The fund's technology holdings are concentrated in companies that provide infrastructure for the Internet, including hardware, software and networking materials. Among the most significant of these holdings are Oracle, a leading developer of business computer software (the company's stock rose 175% over the 12 months), and Microsoft, the world's largest software company (+93%). Other Internet infrastructure companies in the portfolio include Corning, a manufacturer of fiber-optic cables (+170%), and Cisco Systems (+148%), the world's largest supplier of routers and other network products.

Makers of semiconductors and other electronic components also showed spectacular growth for the 12-month period. The stock of Texas Instruments, the fund's fourth-largest holding, rose 244%. Intel, a leading maker of microprocessors and the fund's seventh-largest holding, saw its stock rise 131%. Other notable performers were PMC-Sierra (+509%), a maker of semiconductors for high-speed network communications products, and Micron Technology (+228%), a manufacturer of dynamic random access memory and other semiconductor components. Each of these four holdings constitutes more than 1% of the fund's assets.

MEDIA FIRMS CONSOLIDATE AND EXPAND

Media and entertainment stocks also benefited from the rise of the Internet. The cable television industry continued to compete with telephone companies for the delivery of high-speed data, video and telephone services over advanced communications lines, known as broadband. This precipitated a wave of mergers in the past year, including AT&T's acquisitions of Tele-Communications for $32 billion and of MediaOne Group for about $60 billion. AT&T's offer for MediaOne topped an earlier bid from Comcast (+56%).

Meanwhile, media companies prospered on the heels of their own "merger mania," often in the form of alliances between content producers and distributors. Just after the close of the fund's fiscal year, the entertainment conglomerate Viacom (+70%), the owner of Paramount Pictures, MTV and Nickelodeon, announced plans to purchase broadcasting giant CBS. Viacom has also bought King World Productions (+82%), the producer and distributor of syndicated TV shows like "Jeopardy" and "Wheel of Fortune." Viacom is the fund's second-largest holding; CBS stock was recently purchased for the fund.

BIOTECHNOLOGY SOARS

A number of pharmaceutical and biotechnology stocks in the fund's portfolio have done well this year, with many new promising drugs coming to the market. Immunex, a maker of drugs to treat cancer, arthritis and asthma, launched a successful new treatment for rheumatoid arthritis and saw its stock rise more than 400% during the 12 months. Gilead Sciences, which specializes in antiviral drugs, also had a spectacular year (+327%).

Other new treatments on the market include Celexa, an antidepression drug developed by Forest Laboratories (+48%), and Xopenex, an improved version of the asthma drug Albuterol, developed by Sepracor (+57%). Elan, an Irish pharmaceutical company whose vaccine against Alzheimer's disease is now in clinical trials, was recently added to the fund's portfolio.

In any period, some companies will progress while others lag. This period we were fortunate that most of our holdings did very well. Indeed, of the 131 stocks held in the fund's portfolio throughout the year, only 19 declined in value. Two of our worst stocks were Waste Management (-51%) and Allied Waste Industries (-33%), both leading providers of waste management services. The agrochemical giant Monsanto (-25%) was hurt by consumer concerns about genetically altered crops, which overshadowed the commercial success of its new agricultural biotechnology products.

LOOKING AHEAD

The past 12 months marked the eighth consecutive year of solid economic growth in the United States. Reflecting on this continued prosperity as well as a year of exceptional gains for your fund, we continue to believe that growth-oriented investors should maintain a long-term perspective.

Our cautious approach has served shareholders well during the 26 years we have managed The Growth Fund of America and the 68 years since the founding of Capital Research and Management Company, adviser to the fund and its 28 counterparts in the American Funds family. Through careful research and a unique approach to investment management, we remain committed to finding the best investment opportunities for shareholders with the patience to ride out the ups and downs of the stock market.

Cordially,
/s/James F. Rothenberg   /s/James E. Drasdo
James F. Rothenberg      James E. Drasdo
Chairman of the Board    President

October 14, 1999

THE VALUE OF A LONG-TERM PERSPECTIVE:

How A $10,000 Investment Grew From December 1, 1973 Through August 31, 1999

$629,203/1//2/
The Growth
Fund of America

$357,431/3/
Standard
& Poor's 500
Composite Index

$332,052/4/
Lipper Capital
Appreciation
Funds Index

$277,049/4/
Lipper Growth
Funds Index

$36,405/5/
Consumer
Price Index

$10,000/1/
original
investment
[begin mountain chart]

Year           The Growth         Standard &      Lipper Capital          Lipper                Consumer

Ended          Fund               Poor's 500      Appreciation            Growth                Price Index/5/

August 31      of                 Composite       Fund Index/4/           Fund

               America /1,2/      Index/3/                                Index/4/

1974           7,874              7,737           7,563                   7,204                 10,893

1975           9,792              9,769           9,379                   9,126                 11,830

1976           11,165             12,040          11,009                  10,607                12,505

1977           12,377             11,823          11,796                  10,558                13,333

1978           20,136             13,292          15,352                  13,315                14,379

1979           23,595             14,849          17,603                  15,033                16,078

1980           31,496             17,539          23,344                  19,013                18,148

1981           35,383             18,469          25,992                  20,125                20,109

1982           38,595             19,034          27,089                  20,339                21,285

1983           56,382             27,501          43,555                  30,631                21,830

1984           56,805             29,185          41,112                  29,823                22,767

1985           64,493             34,516          47,110                  34,712                23,529

1986           82,962             48,055          63,140                  46,117                23,900

1987           109,730            64,672          81,186                  59,044                24,924

1988           97,962             53,072          65,886                  49,752                25,926

1989           136,507            73,928          89,371                  67,293                27,146

1990           123,184            70,156          81,474                  62,015                28,671

1991           160,815            89,046          103,691                 79,872                29,760

1992           168,703            96,145          108,930                 84,053                30,697

1993           210,268            110,784         134,479                 101,030               31,547

1994           222,852            116,826         140,353                 105,782               32,462

1995           279,811            141,884         171,806                 128,702               33,312

1996           282,323            168,467         192,511                 142,829               34,270

1997           391,123            237,076         240,565                 191,969               35,033

1998           390,174            255,636         229,985                 196,093               35,599

1999           629,203            357,431         332,052                 277,049               36,405


[end chart]

AVERAGE ANNUAL COMPOUND RETURNS*

for the periods ended August 31, 1999



10 years:       +15.82%

5 years:        +21.62

1 year:         +51.95




*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge at the beginning of the stated periods.

Year ended August 31              1974#        1975         1976         1977         1978         1979         1980

TOTAL VALUE

Dividends reinvested              --           $362         283          --           254          --            307

Value at year-end/1/              $7,874       9,792        11,165       12,377       20,136       23,595       31,496

GFA Total Return                  (21.3)       24.4         14.0         10.9         62.7         17.2         33.5



Year ended August 31              1981         1982         1983         1984         1985         1986         1987

TOTAL VALUE

Dividends reinvested              546          1,673        2,290        1,643        1,249        979          1,354

Value at year-end/1/              35,383       38,595       56,382       56,805       64,493       82,962       109,730

GFA Total Return                  12.3         9.1          46.1         0.8          13.5         28.6         32.3



Year ended August 31              1988         1989         1990         1991         1992         1993         1994

TOTAL VALUE

Dividends reinvested              1,502        1,743        3,611        3,208        2,510        1,454        929

Value at year-end/1/              97,962     136,507      123,184      160,815      168,703      210,268      222,852

GFA Total Return                  (10.7)       39.3         (9.8)        30.5         4.9          24.6         6.0



Year ended August 31              1995         1996         1997         1998         1999

TOTAL VALUE

Dividends reinvested              1,372        2,452        2,019        2,525        1,956

Value at year-end/1/             279,811      282,323      391,123      390,174      629,203

GFA Total Return                  25.6         0.9          38.5         (0.2)        61.3


Average
annual
compound
return
for 25-3/4
years
17.5%/1/

Past results are not predictive of future results. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

# For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser) through August 31, 1974.

/1/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are invested in additional shares. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested dividends of $36,221 and reinvested capital gain distributions of $182,904.

/3/Includes reinvested dividends of $50,094.

/4/Includes reinvested dividends.

/5/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

CULTIVATING YOUR FUND'S PORTFOLIO

[photos:  gardens]

BUILDING A GARDEN
OF GROWTH FOR
THE FUTURE

GARDENING IS AN ART FORM. For the weekend hobbyist or serious horticulturist, the process is much the same: select the seedlings, plant in the right conditions and provide the essential nutrients. The real challenge is caring for the plants daily while maintaining a critical eye over the development of the garden as a whole. Size, color, time of bloom and rate of growth are all things that every gardener must consider.

Managing The Growth Fund of America has a lot in common with gardening. The companies in the fund's portfolio are a blend of plants at various stages of growth. Some are seedlings, others are budding flowers and still others are flowers in full bloom. In the pages that follow, we will discuss some of the tools we use to manage your investment and then take a closer look at some of the fund's holdings and their different growth patterns since becoming part of the GFA garden.

OUR INVESTMENT MANAGEMENT TOOLS

We seek a diversity of ideas, we promote collaboration among our analysts and portfolio counselors, and we value independence and conviction in selecting investments for your fund. These are all qualities that help create a beautiful garden, which must have a variety of color and type of planting, a selection of plants based on thorough knowledge of local growing conditions, and a design that reflects the individual vision of the gardener.

We accomplish these goals with a unique system that was pioneered more than 40 years ago by the fund's investment adviser, Capital Research and Management Company. The multiple portfolio counselor system divides GFA's assets into a number of distinct parts. The fund's six portfolio counselors manage their respective parts autonomously, subject to overall fund guidelines and objectives. The seventh piece of the fund, known as the research portfolio, is managed by more than two dozen research analysts who, in addition to providing investment ideas to portfolio counselors, also invest in their best research ideas. Analysts cover specific industries while portfolio counselors are "big picture" investors who select companies from a range of industries.

DIVERSIFICATION

The portfolio counselors and research analysts bring different investment styles, ideas and strengths to the management of the fund. Since they all select companies for the fund, the result is a diverse mixture of stocks chosen from many different perspectives. Shareholders benefit from this diversification because it tends to reduce risk while allowing participation in the growth of a wide variety of companies.

COLLABORATION

GFA portfolio counselors and research analysts share information with each other and the 85 other investment professionals at Capital Research. From nine research offices worldwide, these individuals exchange investment ideas and discuss financial trends by phone, e-mail or in person. This close partnership is designed to turn up the very best companies for GFA and the 28 other funds in the American Funds family.

INDEPENDENCE AND CONVICTION

Unlike a committee system, which requires consensus among fund managers, the multiple portfolio counselor system allows portfolio counselors and research analysts to act independently and follow their convictions. After researching every aspect of the companies they follow, analysts recommend as well as invest in the companies they believe have the greatest potential. Shareholders, in turn, reap the benefits of investing in more companies at good values.

Let's take a look at a few of these investments now.

SEEDLING COMPANIES

[photos:  gardens]

SOWING THE SEEDS OF GROWTH

[Begin Sidebar]
Opportunities to sow the seeds of GROWTH can be found in many places. That's why our investment PROFESSIONALS spend hundreds of hours and travel millions of miles searching for good companies around the globe. In 1998, Capital Research spent more than $90 million on investment research, making more than 9,000 RESEARCH visits to 47 countries.
[End Sidebar]

Promising new companies, new technologies or unusual market conditions can create exceptionally fertile conditions for growth. Here are examples of several opportunities that are developing for the fund.

AFFYMETRIX

Affymetrix, a biotechnology company, pioneered a gene analysis technology known as GeneChip. Using miniaturized probes, the chip simultaneously monitors thousands of genes, allowing researchers to map out the genes expressed in individual cells and to establish whether a specific drug turns these genes "on" or "off."

With sales in the first half of calendar 1999 up nearly 150% year over year, the company's share price has grown nicely since becoming a GFA holding six months ago. "I feel confident that the GeneChip technology has tremendous potential to help researchers and companies harness the power of genetic information," says Rick Beleson, the fund's health care analyst.

BUSINESS-TO-BUSINESS E-COMMERCE

An increasing number of consumers are using the Internet for retail purchases such as clothing, books, CDs and computers. Electronic commerce between businesses, however, is still in its infancy.

"Business-to-business e-commerce is far more complex than transactions between consumers and businesses because it requires customized platforms that are costly and difficult to build," says Peter Labon, one of GFA's technology analysts. "I'm researching a number of promising companies that are providing the software and building the portals and other infrastructure to make it possible." Business-to-business e-commerce is projected to grow in volume from $15 billion in 1998 to almost $200 billion in 2003.

"JAPAN, INC."

For the last decade, Japan's economy has experienced its worst crisis since World War II. Consumers and investors have lost confidence following the collapse of the stock market, real estate prices, company profits and some of the country's best-known banks. Thanks in part to government efforts to save the banks and flood the market with liquidity, there are signs that the economy is beginning to emerge from the doldrums.

"A lot of what happened to industrial America in the mid-1980s is happening in Japan now. Companies are laying off employees, implementing performance-based compensation and selling off unprofitable divisions," says Gordon Crawford, a GFA analyst and portfolio counselor. "I think this is a great opportunity for us to buy Japanese companies at good values in growth industries like electronics and semiconductors." Up to 10% of the fund's assets can be invested in companies based outside the United States.

The promise for seedling companies and investment concepts may not be fulfilled immediately, so it takes patience and a long-term outlook to invest in them successfully.

BUDDING COMPANIES
TENDING TO THE BUDS OF GROWING PLANTS

[photos:  gardens]

[Begin Sidebar]
It's important to keep a CLOSE EYE on budding companies. Through frequent visits to companies as well as conversations with customers, suppliers and competitors, the fund's analysts DIAGNOSE potential problems and evaluate future prospects - and discern as WELL as they can the direction and pattern of a company's growth.
[End Sidebar]

We have chosen three holdings in the fund's portfolio to illustrate the complexity of growing companies: first, a pioneer of new technology with a 148-year history; second, a retailer that has contributed to fashion for more than three decades; and third, an up-and-coming biopharmaceutical company.

CORNING > IN THE FUND SINCE JULY 1998

Founded as a glass company in 1851, Corning is now a leading manufacturer of high-tech communications materials such as fiber-optic cable and liquid crystal display glass. The company has always been at the forefront of invention: It supplied the glass for Thomas Edison's first light bulb and developed the red-yellow-green traffic light system.

In 1993, AT&T chose Corning to provide fiber-optic couplers for its next-generation telecommunications system, giving the company a leading role in the fiber-optic revolution. "Corning is the world leader in optical fiber and cable," says Barry Crosthwaite, the fund's capital equipment analyst. "It has one of the highest research and development budgets in the industry, which has helped the company maintain low costs and remain on the cutting edge of new products like high-capacity optical fiber."

THE LIMITED > IN THE FUND SINCE APRIL 1996

The Limited, a national retailer of fashionable clothing for young people, began as a single store in 1963. After expanding the brand nationwide, in the early 1980s the company entered a new growth phase, acquiring specialty retailers and launching new businesses like Express and Bath & Body Works.

Financial difficulties caused by a decade of overexpansion led the company to reassess its business. Since the mid-1990s, management has focused on consolidating brands; nonperforming parts of the business have been sold or eliminated. "The restructuring has added depth to the company's divisions, particularly in the areas of management, product quality and marketing," says Mark Merritt, GFA's retail analyst. "Parts of the company, like Victoria's Secret, are in full bloom now. And I see seeds of future growth in the successful divisions as well as the ones that are still turning around."

IMMUNEX > IN THE FUND SINCE JULY 1998

Immunex, a leading biopharmaceutical company with 1998 sales of $170 million, has a number of promising drugs on the market and in development. Among them is Enbrel, a drug to treat rheumatoid arthritis, a painful disease that affects more than 2 million Americans. "This is really a miracle drug because it allows many patients to lead a normal life, usually within a few days of starting treatment," says health care analyst Rick Beleson. "Enbrel is the first in a new class of drugs that actually interferes with the process that causes arthritis."

Other Immunex products include Leukine, a drug that stimulates white blood cells for leukemia patients, and Novantrone, an approved drug for certain rare cancers that is under study as a treatment for progressive multiple sclerosis.

BLOOMING COMPANIES
BRINGING YOUR GARDEN TO FULL BLOOM

[Begin Sidebar]
As companies mature, their product lines and consumer markets expand. To help manage the wealth of INFORMATION and capitalize on individual EXPERTISE, many analysts at Capital Research collaborate through a RESEARCH "cluster," a group of analysts who cover different segments of the same industry, such as telecommunications or banking.
[End Sidebar]

Like a flower, a company that is in full bloom is easy to spot. The difficulty is in knowing when the bloom has peaked. Two of the following three companies from the fund's portfolio were recently sold after their stock prices soared. The third holding has bloomed often during the 15 years it has been owned in the fund.

AIRTOUCH > SOLD IN JUNE 1999

AirTouch, a leading wireless communications company, became a fund holding after it was spun off from its parent in 1994. "The stock went nowhere for a few years as the company invested aggressively in cellular systems outside the U.S., which depressed cash flow," says Brad Vogt, the fund's telecom analyst and coordinator of the research portfolio. "With two of our analysts in Europe, I looked at a joint venture between AirTouch and the German conglomerate Mannesmann. This led us to buy more AirTouch stock because the market wasn't recognizing the potential of wireless in Europe."

The recent AirTouch merger with Vodafone has created the world's largest wireless operator, with 28 million subscribers and a market capitalization of $115 billion (more than the combined market caps of Ford and General Motors). The decision to sell the stock a few months ago was based on the high valuation it reached and the emergence of other attractive opportunities in the telecommunications market.

COX COMMUNICATIONS > SOLD IN MAY 1999

The broadband network of Cox Communications delivers cable television, digital video, telephone and Internet access to more than 3.8 million U.S. customers. A flood of mergers has swept the cable industry this year as the business consolidates into a handful of companies. Many of Cox's rivals, including Time Warner and Comcast, are significant GFA holdings.

In May, portfolio counselor Gordon Crawford made a decision to sell the fund's shares of Cox Communications. "Cox is a very well-managed company and it's had a great run since we bought it at the bottom of the cable market in 1997. The market has since recognized Cox's strengths and the valuation is not as attractive anymore, though we might get interested again in the future," he says.

TEXAS INSTRUMENTS > IN THE FUND SINCE APRIL 1984

Texas Instruments is a pioneer in building the infrastructure of the Information Age: It is the leading manufacturer of digital signal processors
(DSPs), which are used in cellular phones, modems and other advanced electronic devices. "The DSP is a central chip of the communications age. The ones built by Texas Instruments today can process a record 2 billion instructions a second," says Terry McGuire, one of the fund's technology analysts.

The company's core business used to be memory chips. When prices collapsed in the wake of the 1997 Asian financial crisis, many investors bailed out of Texas Instruments, but the fund held on. The market has since recognized the potential of DSPs and the wisdom of the company's decision to sell its memory chip business last year. During the fund's 1999 fiscal year, the stock of Texas Instruments rose nearly 250%.

In the years to come, the portfolio counselors and research analysts of the fund will continue to search for the best investment opportunities. We hope you will maintain a long-term perspective - through good and bad seasons - as we help you cultivate a garden of growth for your future.

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[photo:  American flag]

As a shareholder in The Growth Fund of America, you are also a member of THE AMERICAN FUNDS GROUP, the nation's THIRD-LARGEST mutual fund family. You won't find us advertised, yet thousands of financial advisers RECOMMEND the American Funds for their clients' serious money - money set aside for education, a home, retirement and other IMPORTANT DREAMS.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company.

In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH
Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

A GLOBAL PERSPECTIVE
We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM
More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS
Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES
You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rate is low as well, keeping transaction costs and tax consequences contained.

[photo:  globe]

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

State-specific tax-exempt funds
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your investment dealer, download one from our Web site at www.americanfunds.com, or phone the fund's transfer agent, American Funds Service Company, at 800/421-0180. Read the prospectus carefully before you invest or send money. For further information, ask your investment dealer for a copy of A Portfolio for Every Investor.

The Growth Fund of America, Inc.
Investment Portfolio, August 31, 1999

[pie charts]
                                                          Percent
                                                           of Net
Largest Industry Holdings                                  Assets
-------------------------
Broadcasting & Publishing                                    17.49
Electronic Components                                        17.15
Data Processing & Reproduction                                8.22
Health & Personal Care                                        6.56
Business & Public Services                                    6.41
Other Industries                                             33.58
Cash & Equivalents                                           10.59

Largest Equity Holdings
-----------------------
Time Warner                                                   3.92
Viacom                                                        3.06
AT&T -- Liberty Media Group                                   2.98
Texas Instruments                                            2.50
Fannie Mae                                                    2.09
Philip Morris                                                 1.78
Intel                                                         1.75
Applied Materials                                             1.67
News Corp.                                                    1.58
Microsoft                                                     1.58
[end pie charts]

The Growth Fund of America, Inc.
Investment Portfolio, August 31, 1999

                                                                  Market ValuPercent Of
Equity Securitites  (Common & Preferred Stocks)            Shares       (000)Net Assets
--------------------------------------------------                -----------------------

BROADCASTING & PUBLISHING  -  17.49%
Time Warner Inc.                                         13,646,50   $809,407      3.92%
Viacom Inc., Class B (1)                                 13,400,00    563,638
Viacom Inc., Class A (1)                                 1,629,400     68,944       3.06
AT&T Corp. - Liberty Media Group, Class A                19,281,43    617,006       2.98
(formerly Tele-Communications, Liberty Media Group) (1)
News Corp. Ltd., preferred (ADR) (Australia)             6,353,750    167,977
News Corp. Ltd. (ADR)                                    5,450,000    159,753       1.58
Comcast Corp., Class A, special stock                    8,521,218    278,005
Comcast Corp., Class A                                     300,000      8,831       1.39
AMFM Inc. (formerly Chancellor Media Corp.) (1)          3,950,000    194,538        .94
Cablevision Systems Corp., Class A (1)                   2,653,800    185,766        .90
USA Networks, Inc., Class A (1)                          3,520,000    157,960        .76
Fox Entertainment Group, Inc., Class A (1)               6,240,000    143,910        .70
Nippon Television Network Corp. (Japan)                    177,760     97,510        .47
Chris-Craft Industries, Inc. (1)                         1,254,540     63,511        .31
CBS Corp. (1)                                            1,000,000     47,000        .23
Sinclair Broadcast Group, Inc., Class A  (1)             2,230,000     36,238        .18
BHC Communications, Inc., Class A  (1)                      62,840      8,263        .04
E.W. Scripps Co., Class A                                  150,000      7,200        .03
Knight-Ridder, Inc.                                         12,200        658        .00

ELECTRONIC COMPONENTS  -  17.15%
Texas Instruments Inc.                                   6,300,000    516,993      2.50
Intel Corp.                                              4,400,000    361,625       1.75
PMC-Sierra, Inc. (1)                                     2,606,600    242,414       1.17
Solectron Corp. (1)                                      2,942,000    230,211       1.11
Micron Technology, Inc. (1)                              3,005,000    224,060       1.08
Altera Corp. (1)                                         4,600,000    193,775        .94
Corning Inc.                                             2,627,900    174,755        .85
LSI Logic Corp. (1)                                      3,000,000    170,250        .82
Linear Technology Corp.                                  2,450,000    154,197        .75
Microchip Technology Inc. (1) (2)                        2,675,000    146,456        .71
Sanmina Corp. (1)                                        1,950,000    146,250        .71
Adaptec, Inc. (1)                                        3,400,000    132,600        .64
Rohm Co., Ltd. (Japan)                                     600,000    119,583        .58
Quantum Corp. (1)                                        7,400,000    112,019        .54
Analog Devices, Inc. (1)                                 2,033,333    104,717        .51
Maxim Integrated Products, Inc. (1)                      1,500,000    100,969        .49
Jabil Circuit, Inc. (1)                                  2,100,000     94,106        .46
Taiwan Semiconductor Manufacturing Co. Ltd.              20,910,00     89,049        .43
 (Taiwan) (1)
Seagate Technology (1)                                   2,500,000     82,969        .40
Murata Manufacturing Co., Ltd. (Japan)                     875,000     70,397        .34
SCI Systems, Inc. (1)                                      554,400     27,616        .13
Advanced Micro Devices, Inc. (1)                         1,200,000     24,825        .12
Newbridge Networks Corp. (Canada) (1)                      900,400     24,705        .12

DATA PROCESSING & REPRODUCTION  -  8.22%
Microsoft Corp. (1)                                      3,540,000    327,671       1.58
Computer Associates International, Inc.                  5,775,000    326,287       1.58
Oracle Corp. (1)                                         5,420,000    197,830        .96
Cisco Systems, Inc. (1)                                  2,600,000    176,313        .85
Gateway, Inc. (formerly Gateway 2000, Inc.)  (1)         1,125,000    109,055        .53
Storage Technology Corp. (1)                             4,400,000     92,400        .45
International Business Machines Corp.                      600,000     74,737        .36
Lexmark International Group, Inc., Class A  (1)            750,000     59,062        .28
Rambus Inc. (1)                                            581,100     56,367        .27
National Computer Systems, Inc.                          1,215,000     47,385        .23
Intuit Inc. (1)                                            500,600     44,835        .22
Siebel Systems, Inc. (1)                                   600,000     41,213        .20
BMC Software, Inc. (1)                                     700,000     37,669        .18
Autodesk, Inc.                                           1,501,000     34,523        .17
PeopleSoft, Inc. (1)                                     1,500,000     21,188        .10
Silicon Graphics, Inc. (1)                               1,440,000     16,470        .08
Compaq Computer Corp.                                      600,000     13,912        .07
Vantive Corp. (1)                                        1,305,000     10,848        .05
3Com Corp. (1)                                             400,000      9,925        .05
Momentum Business Applications, Inc., Class A  (1)         146,000      1,122        .01

HEALTH & PERSONAL CARE  -  6.56%
Guidant Corp.                                            2,750,000    161,391        .78
AstraZeneca PLC (United Kingdom) (formerly               3,250,000    129,384
 Zeneca Group PLC)
AstraZeneca PLC (ADR) (formerly Astra AB)                  380,000     14,963        .70
Gilead Sciences, Inc. (1)                                1,504,300    117,241        .57
Forest Laboratories, Inc. (1)                            2,400,000    116,400        .56
Amgen Inc. (1)                                           1,300,000    108,144        .52
Elan Corp., PLC (ADR) (Ireland) (1)                      3,100,000     99,394        .48
Biogen, Inc. (1)                                         1,200,000     92,100        .45
Immunex Corp. (1)                                        1,240,000     83,467        .40
Sepracor Inc. (1)                                        1,064,500     79,704        .39
Cardinal Health, Inc.                                    1,210,950     77,198        .37
MedImmune, Inc. (1)                                        500,000     51,594        .25
BioChem Pharma Inc. (Canada) (1)                         1,600,000     41,475        .20
Eli Lilly and Co.                                          500,000     37,312        .18
Warner-Lambert Co.                                         400,000     26,500        .13
Avon Products, Inc.                                        500,000     21,937        .10
Omnicare, Inc.                                           2,200,000     21,175        .10
IDEXX Laboratories, Inc. (1)                             1,100,000     18,700        .09
Pharmacia & Upjohn, Inc.                                   290,000     15,152        .07
Medtronic, Inc.                                            180,000     14,085        .07
Guilford Pharmaceuticals, Inc. (1)                         900,000     12,150        .06
Sicor Inc. (formerly Gensia Sicor Inc.) (1)              1,332,202      5,329
Sicor Inc.  (1) (3)                                      1,125,000      4,500        .05
Sicor Inc., warrants expire 2002   (1) (3)               1,125,000     -----
Celera Genomics (formerly Perkin-Elmer Corp.) (1)          264,400      7,602        .04

BUSINESS & PUBLIC SERVICES  -  6.41%
Cendant Corp. (1)                                        18,021,90    323,268       1.56
FDX Corp. (1)                                            4,200,000    178,238        .86
Juniper Networks, Inc. (1)                                 485,600     99,548        .48
Quintiles Transnational Corp. (1)                        2,400,000     85,950        .42
Flextronics International Ltd. (Singapore) (1)           1,300,000     76,294        .37
Allied Waste Industries, Inc. (1)                        5,500,000     70,125        .34
Snyder Communications, Inc. (1)                          3,000,000     61,125        .30
Columbia/HCA Healthcare Corp.                            2,200,000     54,175        .26
Robert Half International Inc. (1)                       1,900,000     49,875        .24
Galileo International, Inc.                              1,000,000     48,500        .23
Universal Health Services, Inc., Class B (1)             1,450,000     48,394        .23
Sabre Group Holdings, Inc., Class A (1)                    750,000     42,000        .21
Waste Management, Inc.                                   1,550,000     33,809        .16
Modis Professional Services, Inc. (1)                    2,000,000     31,625        .15
Apollo Group, Inc., Class A (1)                          1,400,000     30,713        .15
Cintas Corp.                                               435,900     22,394        .11
Paychex, Inc.                                              690,000     20,312        .10
ServiceMaster Co.                                        1,000,000     16,500        .08
First Data Corp.                                           300,000     13,200        .06
Sapient Corp. (1)                                          137,500     10,038        .05
Concord EFS, Inc. (1)                                      250,000      9,280        .05

ELECTRONIC INSTRUMENTS  -  4.26%
Applied Materials, Inc. (1)                              4,850,000    344,653       1.67
KLA - Tencor Corp. (1)                                   4,350,000    273,234       1.32
Affymetrix, Inc. (1) (3) (4)                             1,000,000     77,063        .37
PE Biosystems Group (formerly Perkin-Elmer Corp.)        1,057,600     72,776        .35
ADVANTEST CORP. (Japan)                                    500,000     67,883        .33
Teradyne, Inc. (1)                                         675,000     45,942        .22

FINANCIAL SERVICES  -  3.26%
Fannie Mae                                               6,956,700    432,185       2.09
SLM Holding Corp.                                        1,880,000     83,072        .41
Capital One Financial Corp.                              1,450,000     54,738        .26
Providian Financial Corp.                                  700,000     54,337        .26
Household International, Inc.                            1,300,000     49,075        .24

LEISURE & TOURISM  -  3.02%
Seagram Co. Ltd. (Canada)                                3,010,000    159,718        .77
Starbucks Corp. (1)                                      6,100,000    139,537        .68
King World Productions, Inc. (1)                         3,034,200    115,679        .56
Carnival Corp.                                           1,729,800     77,300        .37
MGM Grand, Inc. (1)                                      1,570,541     77,153        .37
Mirage Resorts, Inc. (1)                                 4,200,000     54,863        .27

TELECOMMUNICATIONS  -  2.63%
Nextel Communications, Inc., Class A  (1)                1,850,000    106,953        .52
MCI WorldCom, Inc. (1)                                   1,400,000    106,050        .51
NTT Mobile Communications Network, Inc.                      4,000     66,191
 (Japan) (1) (5)
NTT Mobile Communications Network, Inc.                      1,000     16,639        .40
AT&T Corp.                                               1,700,000     76,500        .37
Teleglobe Inc. (Canada)                                  3,045,000     51,967        .25
Crown Castle International Corp. (1)                     2,450,000     37,056        .18
American Tower Systems Corp., Class A (1)                1,300,000     29,575        .14
Sprint FON Group                                           500,000     22,188        .11
SkyTel Communications Inc. (1)                           1,000,000     19,813        .10
Paging Network, Inc. (1)                                 3,500,000     10,828        .05

ENERGY SOURCES  -  2.25%
Apache Corp.                                             2,157,100     98,148        .47
Burlington Resources Inc.                                1,800,000     75,263        .36
Suncor Energy Inc. (Canada)                              1,700,000     70,013        .34
TOTAL-FINA SA,  Class B (ADR) (France)                     750,000     48,797        .24
 (formerly TOTAL)
Talisman Energy Inc. (Canada) (1)                        1,567,700     45,946        .22
Union Pacific Resources Group Inc.                       2,500,000     44,844        .22
Pogo Producing Co.                                       1,994,400     41,633        .20
Enterprise Oil PLC (United Kingdom)                      3,950,000     28,504        .14
Petro-Canada (Canada)                                      600,000      9,013        .04
Devon Energy Corp.                                          94,200      3,638        .02

BEVERAGES & TOBACCO  -  2.25%
Philip Morris Companies Inc.                             9,850,000    368,759       1.78
Nabisco Group Holdings Corp. (formerly                   2,650,000     47,038        .23
 RJR Nabisco, Inc.  Holdings Corp.)
PepsiCo, Inc.                                            1,250,000     42,656        .21
R.J. Reynolds Tobacco Holdings, Inc.                       216,666      5,945        .03

ELECTRICAL & ELECTRONICS  -  2.10%
Nortel Networks Corp.(Canada) (formerly                  3,522,240    144,632        .70
 Northern Telecom Ltd.)
NEC Corp. (Japan)                                        6,000,000     97,641        .47
General Instrument Corp. (1)                             1,340,000     65,911        .32
Telefonaktiebolaget LM Ericsson, Class B (ADR) (Sweden)  2,000,000     65,125        .32
Nokia Corp., Class A (ADR) (Finland)                       420,000     35,018        .16
Lucent Technologies Inc.                                   412,500     26,426        .13

TRANSPORTATION: AIRLINES  -  1.76%
AMR Corp. (1)                                            2,860,000    167,667        .81
Southwest Airlines Co.                                   8,659,268    144,502        .70
Delta Air Lines, Inc.                                    1,030,000     52,337        .25

INSURANCE  -  1.56%
XL Capital Ltd. (formerly EXEL Ltd.) (Incorporated       2,840,800    142,927        .68
 in Bermuda)
Protective Life Corp.                                    1,860,000     55,335        .27
Mercury General Corp.                                    1,275,000     38,569        .19
American International Group, Inc.                         375,000     34,758        .17
MGIC Investment Corp.                                      600,000     26,063        .13
Mutual Risk Management Ltd. (Incorporated in Bermuda)      900,000     24,750        .12

CHEMICALS  -  1.36%
Monsanto Co.                                             4,625,000    189,914        .92
Air Products and Chemicals, Inc.                           700,000     23,800        .12
Millennium Chemicals Inc.                                1,000,000     23,000        .11
A. Schulman, Inc.                                          965,625     17,321        .08
Praxair, Inc.                                              300,000     14,100        .07
International Flavors & Fragrances Inc.                    174,700      7,119        .04
Bayer AG (Germany)                                         110,000      4,790        .02

MERCHANDISING  -  1.15%
Limited Inc.                                             2,900,000    109,838        .53
Lowe's Companies, Inc.                                     800,000     36,200        .18
Albertson's, Inc.                                          598,500     28,691        .14
Intimate Brands, Inc., Class A                             525,000     20,245        .10
Lands' End , Inc. (1)                                      350,000     17,631        .09
PETsMART, Inc. (1)                                       2,100,000     10,106        .04
Circuit City Stores, Inc. - Circuit City Group             200,000      8,600        .04
Consolidated Stores Corp. (1)                              400,000      6,450        .03

BANKING  -  0.79%
Washington Mutual, Inc.                                  1,684,000     53,467        .26
Bank of America Corp. (formerly BankAmerica Corp.)         850,000     51,425        .25
Wells Fargo & Co.                                          779,100     31,018        .15
Charter One Financial, Inc.                                850,000     19,895        .10
BankBoston Corp.                                           145,000      6,734        .03

RECREATION  OTHER CONSUMER PRODUCTS  -  0.54%
Hasbro, Inc.                                             3,550,000     86,753        .42
American Greetings Corp., Class A                          875,000     24,227        .12

FOOD & HOUSEHOLD PRODUCTS  -  0.43%
Keebler Foods Co. (1)                                    1,900,000     56,644        .27
Dole Food Co., Inc.                                      1,273,000     32,063        .16

TEXTILES & APPAREL  -  0.43%
NIKE, Inc., Class B                                      1,900,000     87,875        .43

ENERGY EQUIPMENT  -  0.38%
BJ Services Co. (1)                                      1,200,000     41,100        .20
Schlumberger Ltd. (Netherlands Antilles)                   550,000     36,712        .18

MISCELLANEOUS MATERIALS & COMMODITIES  -  0.37%
Sealed Air Corp. (1)                                     1,300,000     76,375        .37

METALS: NONFERROUS  -  0.23%
Freeport-McMoRan Copper & Gold Inc., Class B             3,000,000     48,188        .23

UTILITIES: ELECTRIC & GAS  -  0.20%
Questar Corp.                                            2,225,000     41,997        .20

AEROSPACE & MILITARY TECHNOLOGY  -  0.18%
Bombardier Inc., Class B (Canada)                        2,350,000     36,559        .18

TRANSPORTATION: RAIL & ROAD  -  0.16%
Wisconsin Central Transportation Corp. (1)               2,094,300     33,378        .16

MACHINERY & ENGINEERING  -  0.13%
Thermo Electron Corp.  (1)                               1,725,000     27,384        .13

INDUSTRIAL COMPONENTS  -  0.11%
Danaher Corp.                                              400,000     23,500        .11


REAL ESTATE  -  0.03%
Catellus Development Corp. (1)                             500,000      6,844        .03

Miscellaneous  -  4.00%
Other equity securities in initial period of                          827,241       4.00
 acquisition
                                                                  -----------------------
TOTAL EQUITY SECURITIES (COST: $11,288,131,000)                    18,483,738      89.41
                                                                  -----------------------

                                                         Principal
                                                           Amount
Short Term Securities                                        (000)
--------------------------------------------------       --------------------------------
CORPORATE SHORT-TERM NOTES  -  7.00%

Associates First Capital Corp. 4.96%-5.70%               $124,500     123,401        .60
 due 9/1/1999-2/7/2000
Bellsouth Capital Funding Corp. 5.09%-5.30%                 85,000     83,889        .41
 due 10/13/1999-1/27/2000 (3)
Ciesco LP 5.13%-5.25% due 10/7-10/18/1999                   84,000     83,469        .40
General Electric Capital Corp. 5.41%-5.53%                  75,550     74,709        .36
 due 9/1/1999-1/25/2000
IBM Credit Corp. 5.55%-5.70% due 1/21-2/11/2000             75,000     73,215        .35
Merck & Co., Inc. 5.29%-5.30% due 2/2-2/4/2000              74,000     72,191        .35
Procter & Gamble Co. 5.10%-5.28% due 10/20-10/27/1999       70,000     69,468        .34
E.I. du Pont de Nemours and Co. 5.29%-5.60%                 71,000     69,205        .33
 due 2/2-2/11/2000
Lucent Technologies Inc. 5.08%-5.33%                        69,900     68,992        .33
 due 9/24/1999-2/1/2000
Ford Motor Credit Co. 5.13%-5.56% due                       69,700     68,912        .33
 10/7/1999-1/31/2000
National Rural Utilities Cooperative Finance Corp.          65,203     64,902        .31
 4.92%-5.23% due 9/10-10/15/1999
CIT Group Holdings, Inc. 5.15%-5.25% due                    61,700     61,220        .30
 10/19-10/26/1999
Ameritech Capital Funding Corp. 5.10%-5.16%                 60,000     59,820        .29
 due 9/13-9/29/1999
Eastman Kodak Co. 4.82%-5.30% due 9/10-11/18/1999           60,000     59,573        .29
Coca-Cola Co. 4.88%-5.29% due 9/16/1999-1/25/2000           53,500     53,303        .26
American Express Credit Corp. 5.09%-5.62%                   54,000     53,275        .26
 due 9/28/1999-2/8/2000
PACCAR Financial Corp. 5.25% due 11/2-11/10/1999            45,811     45,352        .22
Archer Daniels Midland Co. 5.30%-5.33% due                  44,046     43,328        .21
 11/16/1999-1/24/2000
H.J. Heinz Co. 5.07%-5.34% due 9/9/1999-1/28/2000           40,916     40,460        .19
Emerson Electric Co. 5.31%-5.60% due 1/28-2/23/2000         40,500     39,487        .19
American Home Products Corp. 4.85%-5.09%                    34,400     34,353        .17
 due 9/3-9/15/1999 (3)
Equilon Enterprises, LLC 5.25% due 10/21/1999               30,000     29,777        .14
International Lease Finance Corp. 5.09%-5.22%               29,300     29,080        .14
 due 10/14-10/25/1999
Monsanto Co. 4.80% due 9/9/1999                             24,705     24,674        .12
Campbell Soup Co. 4.82% due 1/18/2000                       22,514     22,018        .11
                                                                  -----------------------
                                                                    1,448,073       7.00
                                                                  -----------------------

FEDERAL AGENCY DISCOUNT NOTES  -  4.19%

Freddie Mac 4.90%-5.40% due 9/10/1999-2/28/2000            453,638    446,315       2.16
Fannie Mae 4.90%-5.21% due 9/3-11/8/1999                   304,100    303,313       1.47
Federal Home Loan Banks 5.15%-5.45% due                    119,000    116,330        .56
 10/15/1999-2/25/2000
                                                                  -----------------------
                                                                      865,958       4.19
                                                                  -----------------------

NON-U.S. CURRENCY -  0.02%

New Taiwanese Dollar                                     NT $125,2      3,950        .02
                                                                  -----------------------




TOTAL SHORT-TERM SECURITIES (cost: $ 2,318,825,000)                 2,317,981      11.21
                                                                  -----------------------
TOTAL INVESTMENT SECURITIES (cost: $13,606,956,000)                20,801,719     100.62
                                                                  -----------------------
Excess of payables over cash and receivables                          128,806        .62
                                                                  -----------------------
NET ASSETS                                                        $20,672,913    100.00%
                                                                  ========================
(1)Non-income-producing security.
(2)The fund owns 5.26% of the outstanding voting
   securities of Microchip Tech, and thus is considered
   an affiliate as defined by the Investment
   Company Act of 1940.

(3)Purchased in a private placement transaction;
   resale to the public may require registration or sale only to qualified institutional buyers.

(4) Valued under procedures established by the Board of Directors.
(5) When-issued security.


The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemenatal and are not covered by the Independent Auditors' Report.


ADR = Amercian Depository Receipt
See Notes to Financial Statements


The Growth Fund of America
Financial Statements
Statement of Assets and Liabilities
----------------------------------------------       ---------------------------------
at August 31, 1999                                               (dollars in thousands)

Assets:
Investment securities at market
 (cost: $13,606,956)                                                $20,801,719
Cash                                                                         88
Receivables for-
 Sales of investments                                    $29,725
 Sales of fund's shares                                   42,497
 Dividends and interest                                    3,429         75,651
                                                     ---------------------------------
                                                                     20,877,458
Liabilities:
Payables for-
 Purchases of investments                                169,687
 Repurchases of fund's shares                             18,076
 Management services                                       5,765
 Other expenses                                           11,017        204,545
                                                     ---------------------------------
Net Assets at August 31, 1999-
 Equivalent to $26.20 per share on
 789,022,681 shares of $0.10 par value
 capital stock outstanding (authorized
 capital stock--800,000,000 shares)                                 $20,672,913
                                                                 =====================

Statement of Operations
----------------------------------------------       --------------------------
for the year ended August 31, 1999                               (dollars in thousands)

Investment Income:
Income:
 Dividends                                            $   72,003
 Interest                                                 94,890      $ 166,893
                                                     --------------

Expenses:
 Management services fee                                  57,694
 Distribution expenses                                    42,790
 Transfer agent fee                                       13,441
 Reports to shareholders                                     412
 Registration statement and prospectus                     1,122
 Postage, stationery and supplies                          2,328
 Directors' fees                                             187
 Auditing and legal fees                                      61
 Custodian fee                                               423
 Taxes other than federal income tax                          59
 Other expenses                                              233        118,750
                                                     --------------------------
 Net investment income                                                   48,143
                                                                 --------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                     2,423,859
Net increase in unrealized appreciation
 on investments:
 Beginning of year                                     2,366,879
 End of year                                           7,194,763      4,827,884
                                                     --------------------------
 Net realized gain and unrealized appreciation
  on investments                                                      7,251,743
                                                                 --------------

Net Increase in Net Assets Resulting
 from Operations                                                  $   7,299,886
                                                                 ==============






Statement of Changes in Net Assets
----------------------------------------------       --------------------------
                                                                    (dollars in
                                                                     thousands)

                                                     Year ended August 31
                                                             1999           1998

Operations:
Net investment income                                $      48,14 $      61,388
Net realized gain on investments                       2,423,859      1,530,218
Net increase (decrease) in unrealized appreciation
 on investments                                        4,827,884     (1,640,385)
                                                     --------------------------
 Net increase (decrease) in net assets
  resulting from operations                            7,299,886        (48,779)
                                                     --------------------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                     (59,245)       (75,837)
Distributions from net realized gain on
 investments                                          (1,454,805)    (1,201,719)
                                                     ---------------------------------
 Total dividends and distributions                    (1,514,050)    (1,277,556)
                                                     ----------------------------------

Capital Share Transactions:
Proceeds from shares sold: 174,121,917
 and 109,029,348 shares, respectively                  4,179,298      2,241,289
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments:  66,551,910 and 66,729,473 shares,
 respectively                                          1,460,168      1,225,124
Cost of shares repurchased: 109,023,256
 and 96,539,758 shares, respectively                  (2,550,833)    (1,987,987)
                                                     --------------------------

 Net increase in net assets resulting from
  capital share transactions                           3,088,633      1,478,426
                                                     --------------------------

Total Increase in Net Assets                           8,874,469        152,091

Net Assets:
Beginning of year                                     11,798,444     11,646,353
                                                     --------------------------

End of year (including distributions in excess of net
 investment income and net investment income of $(660)
and $37,030, respectively                            $ 20,672,913  $ 11,798,444
                                                     ==========================



See Notes to Financial Statements


THE GROWTH FUND OF AMERICA, INC.
NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INC - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and premiums on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     TAXATION - Dividend income is recorded net of non-U.S. taxes paid. For the year ended August 31, 1999, such non-U.S. taxes were $1,099,000.

     CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, and other receivables and payables, on a book basis, were $43,000 for the year ended August 31, 1999.

3. FEDERAL INCOME TAXATION - The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are record by the fund.

     As of August 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $7,194,763,000, of which $7,812,622,000 related to appreciated securities and $617,859,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1999.

  Net gains related to non-U.S. currency transactions of $43,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $13,606,956,000 at August 31, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $57,694,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1.0 billion of average net assets; 0.40% of such assets in excess of $1.0 billion but not exceeding $2.0 billion; 0.37% of such assets in excess of $2.0 billion but not exceeding $3.0 billion; 0.35% of such assets in excess of $3.0 billion but not exceeding $5.0 billion; 0.33% of such assets in excess of $5.0 billion but not exceeding $8.0 billion; 0.315% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; 0.30% of such assets in excess of $13.0 billion but not exceeding $21.0 billion; and 0.29% of such assets in excess of $21.0 billion.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1999, distribution expenses under the Plan were $42,790,000. As of August 31, 1999, accrued and unpaid distribution expenses were $10,210,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $11,344,000(after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $13,441,000.

     DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Directors were $661,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $7,777,440,000 and $6,943,340,000, respectively, during the year ended August 31, 1999.

     As of August 31, 1999, accumulated undistributed net realized gain on investments was $2,237,712,000 and additional paid-in capital was $11,265,209,000. The fund reclassified $26,588,000 from undistributed net investment income and $146,687,000 from undistributed net realized gains to additional paid-in capital for the year ended August 31, 1999.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $423,000 includes $30,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios /1/
                                                Year EndAugust     31

                                           1999    1998    1997 1996  1995  1994
                                         -------------- --------------------------
Net Asset Value, Beginning of Year       $17.95  $20.14 $15.39 $16.55$13.81$13.58
                                         -------------- --------------------------
 Income from Investment Operations:
  Net investment income                     .07     .10    .13   .13   .13   .07
  Net gains(losses) on securities (both
   realized and unrealized)               10.48    (.10)  5.59  (.01) 3.21   .71
                                         -------------- --------------------------

   Total from investment operations       10.55     .00   5.72   .12  3.34   .78
                                         -------------- --------------------------
 Less Distributions:
  Dividends (from net investment income)   (.09)   (.13)  (.11) (.14) (.08) (.06)
  Distributions (from captital gains)     (2.21)  (2.06)  (.86)(1.14) (.52) (.49)
                                         -------------- --------------------------
   Total distributions                    (2.30)  (2.19)  (.97)(1.28) (.60) (.55)
                                         -------------- --------------------------
Net Asset Value, End of Year             $26.20  $17.95 $20.14 $15.39$16.55$13.81
                                         ============== ==========================

Total Return /2/                          61.26%  (.24)% 38.54%  .90%25.56% 5.98%


Ratios/Supplemental Data:
  Net assets, end of year (in millions)  $20,673$11,798 $11,646$8,511$7,525$5,427
  Ratio of expenses to average net
 assets                                     .70%    .70%   .72%  .74%  .75% .78%
  Ratio of net income to average net
 assets                                     .28%    .48%   .73%  .82%  .90% .49%
  Portfolio turnover rate                45.61%  38.84% 34.10% 27.95%26.90%24.77%


/1/ Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.
/2/ Excludes maximum sales charge of 5.75%


Independent Auditors' Report

To the Board of Directors and Shareholders of

The Growth Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc., including the investment portfolio, as of August 31,1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
September 30, 1999

Tax Information (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

Dividends and Distributions per Share

To Shareholders        Payment Date           From Net        From Net
of Record                                     Investment      Realized
                                              Income          Long-Term
                                                               Gains

December 23, 1998      December 24, 1998      $0.09           $2.21


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 100% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

SHAREHOLDER SERVICES

AMERICAN FUNDSLINE(R)
[illustration: phone]
Use our 24-hour automated phone system for fund information and transactions.

FUNDSLINE ONLINE(R)
[illustration: computer]
Visit our Web site when you want to access your account, download a prospectus, or find fund information.

REDUCED SALES CHARGE
[illustration: coins]
Larger purchases may qualify for a reduced sales charge. To help reach a breakpoint, you may -
* Add your present purchase to the value of all eligible household accounts and/or
* Add your present purchase to purchases you intend to make over 13 months Assets in money market funds generally do not apply when determining sales charges.

RETIREMENT PLANS
[illustration: crossroad]
A wide range of fund choices for individual and company-sponsored retirement plans.

AMERICAN FUNDSLINK(SM)
[illustration: two buildings]
Link your fund account to your bank account for direct transfers between the two and to purchase shares using American FundsLine or FundsLine OnLine.

AUTOMATIC TRANSACTIONS
[illustration: calendar]
Use this service when you want to purchase, sell and exchange shares on a regular basis.

FLEXIBLE DIVIDEND OPTIONS
[illustration: money flowing from one source to another]
Use your dividend and capital gain distributions to meet your changing needs. You may -
* Invest dividends and capital gain distributions back into the fund
* Diversify by investing dividends and capital gain distributions into another American Fund
* Take dividends in cash
* Have dividends paid directly to someone else

Because certain transactions have restrictions or tax consequences, please consult your financial adviser before requesting changes.

WOULD YOU LIKE MORE INFORMATION?

Your financial adviser will be happy to explain these services in greater detail, or you may contact American Funds Service Company.

TO CONTACT AMERICAN FUNDS SERVICE COMPANY:
SHAREHOLDER SERVICES REPRESENTATIVE - 8 a.m. to 8 p.m. Eastern time -
800/421-0180
AMERICAN FUNDSLINE - 24-hour automated telephone system - 800/325-3590 FUNDSLINE ONLINE - Web site - www.americanfunds.com
By mail - Write to the service center nearest you.
(If you live outside the United States, please write to the Western service center.)

[maps of states]

WESTERN
American Funds
Service Company
P.O. Box 2205
Brea, CA  92822-2205

WEST CENTRAL
American Funds
Service Company
P.O. Box 659522
San Antonio, TX 78265-9522

EAST CENTRAL
American Funds
Service Company
P.O. Box 6007
Indianapolis, IN  46206-6007

EASTERN
American Funds
Service Company
P.O. Box 2280
Norfolk, VA  23501-2280

Please obtain the applicable prospectuses from your financial adviser or our Web site and read them carefully before investing or sending money. American Funds reserves the right to terminate or modify these services.

BOARD OF DIRECTORS

GUILFORD C. BABCOCK
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

JAMES E. DRASDO
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

LEONADE D. JONES
Burlingame, California
Management consultant;
former Treasurer,
The Washington Post Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting
Group, Inc.; former Executive Vice
President of the Salzburg Seminar

JAMES W. RATZLAFF
San Francisco, California
Senior Partner,
The Capital Group Partners L.P.

HENRY E. RIGGS
Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences

JAMES F. ROTHENBERG
Los Angeles, California
Chairman of the Board of the fund
President and Director,
Capital Research and
Management Company

PATRICIA K. WOOLF, PH.D.
Princeton, New Jersey
Private investor; lecturer,
Department of Molecular Biology,
Princeton University;
corporate director

OTHER OFFICERS

GORDON CRAWFORD
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and
Management Company

DONALD D. O'NEAL
San Francisco, California
Senior Vice President of the fund
Vice President,
Capital Research and
Management Company

RICHARD M. BELESON
San Francisco, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

MICHAEL T. KERR
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

BRADLEY J. VOGT
Washington, D.C.
Vice President of the fund
Vice President and Director,
Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and
Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

[The American Funds Group(r)]

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

PREPARING FOR THE YEAR 2000
The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recetly completed calendar quarter.

Printed on recycled paper
Litho in USA CD/L/4360
Lit. No. GFA-011-1099